Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert G. Gargus, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A of Applied Micro Circuits Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/S/ ROBERT G. GARGUS
Robert G. Gargus,
Senior Vice President and Chief Financial Officer

Dated: November 15, 2012